UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 27, 2017

Interleukin Genetics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-32715	94-3123681
(Commission File Number)	(IRS Employer Identification No.)

135 Beaver Street Waltham, MA	02452
(Address of Principal Executive Offices)	(Zip Code)

(781) 398-0700

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.05	Costs Associated with Exit or Disposal Activities.

The information set forth under “Restructuring” and “Forward-Looking Statements” set forth in Item 8.01 is hereby incorporated by reference into this Item 2.05.

ITEM 8.01	Other Events

Restructuring

On March 27, 2017, the Board of Directors of Interleukin Genetics, Inc. (the “Company”) approved a work force restructuring, which became effective and was completed on March 30, 2017, to better utilize the Company’s resources, to align the Company’s organization to support its emerging cardiovascular testing program, for which it is seeking strategic interest, and to streamline its commercial strategy for its ILUSTRA™ Inflammation Management Program. As a consequence of the restructuring, the Company reduced its workforce in its commercial organization and administrative functions by eight persons. The Company will continue to support ILUSTRA program deployments with customers and will advance new customer relationships that expand the evidence base of its program effectiveness. As a result of the restructuring, the Company expects to incur aggregate expenses of approximately $58,000, consisting of (i) approximately $34,000 in cash severance payments and (ii) approximately $24,000 in accrued vacation payments. The Company expects that the restructuring will result in approximately $948,000 in reduced annualized operating expenses when fully implemented.

Delayed Filing of Annual Report on Form 10-K for the year ended December 31, 2016

The Company also expects to file with the Securities and Exchange Commission (the “SEC”) a Form 12b-25 Notification of Late Filing relating to its Annual Report on Form 10-K for the year ended December 31, 2016 (the “Form 10-K”), as it is unable to file the Form 10-K by its March 31, 2017 due date. Pursuant to SEC regulations, the Company will have until April 17, 2017 to timely file its Form 10-K.

Forward-Looking Statements

Any statements in this Form 8-K about the Company’s future expectations, plans and prospects, including statements about its strategy, future operations, financial obligations, expected impact of the restructuring, and other statements containing the words “believes,” “anticipates,” “plans,” “expects,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including those discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and any subsequently filed Quarterly Report on Form 10-Q. Any forward-looking statements contained in this Form 8-K speak only as of the date hereof and not of any future date, and the Company expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERLEUKIN GENETICS, INC.

Date: March 31, 2017	/s/ Mark B. Carbeau
Mark B. Carbeau
Chief Executive Officer